EXHIBIT 99.1

Rekor Systems to Announce First Quarter 2022 Financial Results

Revenue for the first quarter 2022 to exceed $3.4 million, which shows continued growth since the Company changed its business model

Company will host earnings call on Monday, May 16, 2022

COLUMBIA, MD – April 18, 2022 - Rekor Systems, Inc. (NASDAQ: REKR) (“Rekor” or the “Company”), a global AI technology company with a mission to provide insights that build safer, smarter, and more efficient cities around the world through intelligent infrastructure, announced today that its financial results for the first quarter of 2022 will be released on Monday, May 16, 2022, after market close. On the same day, the company will host its earnings conference call at 4:30 p.m. Eastern Time to discuss financial and operating results.

CONFERENCE CALL INFORMATION

Any person interested to participate in the call should please dial in approximately 10 minutes prior to the start of the call using the following information:

North America: 877-407-8037 (Toll Free)

International: 201-689-8037

A live webcast of the conference call will be available online at: https://services.choruscall.com/mediaframe/webcast.html?webcastid=DUdfL7O2

REPLAY INFORMATION

A replay will be made available online approximately two hours following the live call for a period of two weeks. To access the replay, use the following numbers:

Toll Free: 877-660-6853

International: 201-612-7415

Replay Passcode: 13728770

An archived webcast will also be available to replay this conference call directly from the Company’s website under Investors, Events & Presentations.

About Rekor Systems, Inc.

Rekor Systems, Inc. (NASDAQ: REKR) is a trusted global authority on intelligent infrastructure providing innovative solutions that drive the world to be safer, smarter, and more efficient. As a provider of comprehensive, continuous, and real-time roadway intelligence, Rekor leverages AI, machine learning, and holistic data to support the intelligent infrastructure that is essential for smart mobility. With its disruptive technology, the Company delivers integrated solutions, actionable insights, and predictions that increase roadway safety. To learn more please visit our website: https://rekor.ai and follow Rekor on social media at:

•	LinkedIn
•	Facebook
•	Twitter: https://twitter.com/RekorSystems

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Forward-Looking Statements

This press release and its links and attachments contain statements concerning Rekor Systems, Inc. and its future expectations, plans, and prospects that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the impact of Rekor’s core suite of AI-powered technology and the size of the market for global ALPR systems. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

Investor Relations Contact:

Rekor Systems, Inc.

Charles Degliomini

ir@rekorsystems.com

Media Contact:

Robin Bectel

REQ for Rekor

rekor@req.co

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